EARNINGS CALL 1st Quarter 2021 APRIL 16, 2021

Forward-Looking Statements This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Examples of forward-looking statements include, among others, statements we make regarding our expectations with regard to our business, financial and operating results, future economic performance and dividends, and the impact of the COVID-19 pandemic and related economic conditions. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include, among others: the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 as filed with the Securities and Exchange Commission; the potential adverse effects of the ongoing COVID-19 pandemic and any governmental or societal responses thereto, including the distribution and effectiveness of COVID-19 vaccines, or other unusual and infrequently occurring events; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; our ability to successfully integrate and operate AmeriHome; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for credit losses; legislative or regulatory changes including in response to the COVID-19 pandemic such as the Coronavirus Aid, Relief and Economic Security Act of 2020 and the rules and regulations that may be promulgated thereunder; or changes in accounting principles, policies or guidelines; supervisory actions by regulatory agencies which may limit our ability to pursue certain growth opportunities, including expansion through acquisitions; additional regulatory requirements resulting from our continued growth; management’s estimates and projections of interest rates and interest rate policy; the execution of our bus iness plan; and other factors affecting the financial services industry generally or the banking industry in particular. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements, whether written or oral, that may be made from time to time, set forth in this press release to reflect new information, future events or otherwise. Non-GAAP Financial Measures This presentation contains both financial measures based on GAAP and non-GAAP based financial measures, which are used where management believes them to be helpful in understanding the Company’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the Company’s press release as of and for the quarter ended March 31, 2021. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. 2

1st Quarter 2021 | Financial Highlights Earnings & Profitability Q1-21 Q4-20 Q1-20 Net Income $192.5 $193.6 $83.9 Net Interest Income $317.3 $314.8 $269.0 Pre Provision Net Revenue1 $202.0 $206.4 $153.6 EPS $1.90 $1.93 $0.83 Net Interest Margin 3.37% 3.84% 4.22% Efficiency Ratio1 39.1% 38.2% 42.9% ROAA 1.93% 2.22% 1.22% ROTCE1 24.2% 25.7% 12.2% Balance Sheet & Capital Total Loans, Gross $28,711 $27,053 $23,166 Total Deposits $38,393 $31,931 $24,831 CET1 Ratio 10.3% 9.9% 10.0% TCE Ratio1 7.9% 8.6% 9.4% Tangible Book Value per Share1 $33.02 $30.90 $26.73 Asset Quality (Recovery of) Provision for Credit losses $(32.4) $(34.2) $51.2 Net Charge-Offs (Recoveries) $1.4 $3.9 $(3.2) Net Charge-Offs (Recoveries)/Avg. Loans 0.02% 0.06% (0.06)% Total Loan ACL/Funded Loans 0.97% 1.17% 1.14% NPAs2/Total Assets 0.27% 0.32% 0.33% Net Income $192.5 million EPS $1.90 PPNR1 Growth Q1: $(4.4) million 31% YoY ROTCE1 24.2% Loan Growth Q1: $1.7 billion 24% YoY Deposit Growth Q1: $6.5 billion 55% YoY Tangible Book Value PER SHARE1 $33.02 24% YoY NPAs2/ Total 0.27% 3 Dollars in millions, except EPS 1)Refer to slide 2 for further discussion of Non-GAAP financial measures. 2)Nonperforming assets includes nonaccrual loans and repossessed assets. Highlights

Quarterly Income Statement

	Q1-21	Q4-20	Q1-20
Interest Income	$334.1	$331.6	$307.2
Interest Expense	(16.8)	(16.8)	(38.2)
Net Interest Income	**$317.3** 1	**$314.8**	**$269.0**
Investment Related Income and Gains	$6.1 2	$11.1	$(7.5)
Other	13.6	12.7	12.6
Non-Interest Income	**$19.7**	**$23.8**	**$5.1**
Net Revenue	**$337.0**	**$338.6**	**$274.1**
Salaries and Employee Benefits	(83.7)	(83.1)	(72.1)
Deposit Costs	(6.3) 3	(4.5)	(7.3)
Gain (Loss) on OREO	0.3	0.2	1.4
Other	(45.3) 4	(44.8)	(42.5)
Non-Interest Expense	**$ (135.0)**	**$ (132.2)**	**$ (120.5)**
Pre-Provision Net Revenue[1]	**$202.0** 5	**$206.4**	**$153.6**
Recovery of (Provision for) Credit Losses	32.4 6	34.2	(51.2)
Pre-Tax Income	**$234.4**	**$240.6**	**$102.4**
Income Tax	(41.9)	(47.0)	(18.5)
Net Income	**$192.5**	**$193.6**	**$83.9**
Diluted Shares	**101.4**	**100.4**	**101.7**
Earnings Per Share	**$1.90**	**$1.93**	**$0.83**

Dollars in millions, except EPS

Q1 2021 Highlights

1. **Net Interest Income increased $2.5 million,** primarily as a result of loan growth, PPP loan fee recognition and lower interest costs
2. Investment Related Income and Gains consist of **warrant income related to tech lending of $7.3 million** in Q1, offset by FMV losses on equity securities
3. Deposit costs increased as lower rates were offset by higher average balances
4. Includes **$0.4 million of merger expenses,** which is expected to increase in Q2 as AmeriHome integration efforts progress
5. **PPNR decreased $4.4 million,** primarily as a result of an increase in expenses and reduced investment income and gains
6. **Recovery of Credit Losses of $32.4 million** as economic forecasts improved relative to December 31st and loan growth continued in segments with lower loss rates

1) Refer to slide 2 for further discussion of Non-GAAP financial measures.

Western Alliance Bancorporation®

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Net Interest Drivers


Total Investments and Yield
Spot Rate
2.47%
2.98%
3.02%
2.79%
2.61%
2.37%
$4.4
$4.2
$4.7
$5.5
$7.9
Q1-20
Q2-20
Q3-20
Q4-20
Q1-21


Loans and Yield
Spot Rate
4.46%
5.27%
4.82%
4.47%
4.67%
4.59%
$23.2
$25.0
$26.0
$27.1
$28.7
Q1-20
Q2-20
Q3-20
Q4-20
Q1-21


Interest Bearing Deposits and Cost
Spot Rate
0.21%
0.90%
0.40%
0.31%
0.25%
0.22%
$14.9
$15.3
$15.8
$18.5
$20.9
Q1-20
Q2-20
Q3-20
Q4-20
Q1-21


Deposits, Borrowings & Cost of Liability Funding
Spot Rate
0.20%
0.64%
0.30%
0.28%
0.22%
0.19%
$9.9
$12.2
$13.0
$13.4
$17.5
$14.9
$15.3
$15.8
$18.5
$20.9
Q1-20
Q2-20
Q3-20
Q4-20
Q1-21
Non-Interest Bearing Deposits
Total Borrowings

Dollars in billions, unless otherwise indicated

Q1 2021 Highlights

- **Loan yields declined 8bps** following mix shift into residential loans and general reduction in loan yields, partially offset by increased PPP yields
  - Yield on PPP loans of 4.19% (3.67% in Q4)
  - QTD average balances for loans ($26.7bn) and investments ($6.5bn) lower than quarter-end levels
- **Cost of interest-bearing deposits decreased 3bps** due to repricing efforts in a lower rate environment, driving total cost of funds down 3bps to 0.19%
  - CD rates continue to decline with a 19bps decrease for the quarter
  - Spot rate for cost of interest-bearing deposits of 21bps (11bps, including non-interest DDA) mainly driven by the roll-off of higher cost CDs

Western Alliance Bancorporation®
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$269.0 $298.4 $284.7 $314.8 $317.3 4.22% 4.19% 3.71% 3.84% 3.37% 4.22% 4.12% 3.79% 3.80% 3.29% Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Net Interest Income 6 • NIM decline mainly driven by excess liquidity and mix of interest earning assets • Avg. securities + cash / interest earnings assets grew to 32%, compared to 22% in Q4 • Significantly higher liquidity levels from strong deposit growth was the largest driver (43 bps) of the overall decline in NIM • Inclusive of 24 bps decrease in Q1 investment yield Net Interest Income, NIM, and Average Interest Earning Assets Forecasted Accretion on PPP Loans $13.9 $3.3 $11.0 $9.5 $3.0 $1.5 $0.7 $0.2 $2.5 $4.3 $3.7 $2.4 $5.1 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21E Q3-21E Q4-21E 2022E $39,099$26,267 $29,326 $31,272 $33,408 Net Interest Income Net Interest Margin NIM ex. PPP Avg. Int. Earning Assets Round 1 Round 1: Net PPP loan fees $42.9MM received in Q2-20 Round 2: Net PPP loan fees $17.9MM received in Q1-21 Q1 2021 Highlights Round 2 Dollars in millions

Expenses and Efficiency1 7 • Efficiency ratio1 increased 90 bps to 39.1% compared to the prior quarter and has fallen 380bps from the same period last year • Higher efficiency ratio1 was driven by the modest decline in non-interest income, a marginal increase in expenses, mainly attributable to deposit costs, which were partially offset by higher net interest income • Excluding PPP net loan fees and interest, efficiency ratio1 is 41.0% Non-Interest Expenses and Efficiency Ratio Dollars in millions $120.5 $114.8 $124.1 $132.2 $135.0 42.9% 35.1% 39.7% 38.2% 39.1% Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Non-Interest Expenses Efficiency Ratio Q1 2021 Highlights 1)Refer to slide 2 for further discussion of Non-GAAP financial measures.

Pre-Provision Net Revenue1, Net Income, and ROA 8 • PPNR decreased $4.4 million from the prior quarter, but increased $48.4 million or 31.5% from the same period last year • PPNR ROA1 decreased 34 basis points from the prior quarter and decreased 21 basis points from the same period last year • ROA decreased 29 basis points from the prior quarter, but increased 71 basis points from the same period last year PPNR, Net Income & ROA Dollars in millions $153.6 $204.9 $181.2 $206.4 $202.0 $83.9 $93.3 $135.8 $193.6 $192.5 2.24% 2.69% 2.22% 2.37% 2.03% 1.22% 1.22% 1.66% 2.22% 1.93% Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 PPNR Net Income PPNR ROA ROA Q1 2021 Highlights 1)Refer to slide 2 for further discussion of Non-GAAP financial measures.

Consolidated Balance Sheet Loans increased $1.7 billion, or 6.1%, over prior quarter and $5.5 billion, or 23.9%, over prior year Deposits increased $6.5 billion, or 20.2%, over prior quarter and $13.6 billion, or 54.6%, over prior year Shareholders' Equity increased $299 million over prior quarter and increased $713 million over prior year as Net Income growth was partially offset by share repurchases and dividends in 2020 • During Q1-21, WAL completed a common stock offering of 2.3 million shares for an aggregate amount of $209 million Tangible Book Value/Share1 increased $2.12, or 6.9%, over prior quarter and $6.29, or 23.5%, over prior year 9 1 2 3 4 Q1-21 Q4-20 Q1-20 Investments & Cash $13,235 $8,177 $4,771 Loans $28,711 $27,053 $23,166 Allowance for Loan Losses (247) (279) (235) Other Assets 1,698 1,510 1,456 Total Assets $43,397 $36,461 $29,158 Deposits $38,393 $31,931 $24,831 Borrowings $565 $570 $721 Other Liabilities $726 $547 $606 Total Liabilities $39,684 $33,048 $26,158 Shareholders’ Equity $3,713 $3,413 $3,000 Total Liabilities and Equity $43,397 $36,461 $29,158 Tangible Book Value Per Share1 $33.02 $30.90 $26.73 1 2 3 4 Dollars in millions Q1 2021 Highlights 1)Refer to slide 2 for further discussion of Non-GAAP financial measures.

Five Quarter Loan Growth and Composition 10 $5.5 Billion Year-Over-Year Growth Quarter-over-quarter loan growth of $1.7 billion driven by (in millions): C&I $746 Residential & Consumer 653 Construction & Land 337 CRE, Non-OO 27 Offset by decrease in: CRE, OO (105) Total $1,658 Year-over-year loan growth of $5.5 billion driven by (in millions): C&I1 $3,845 Residential & Consumer 839 Construction & Land 709 CRE, Non-OO 389 Offset by decrease in: CRE, OO (237) Total $5,545 $11.2 $12.8 $13.7 $14.3 $15.1 $2.3 $2.3 $2.2 $2.2 $2.0$5.3 $5.3 $5.4 $5.7 $5.7$2.1 $2.2 $2.3 $2.4 $2.8 $2.3 $2.5 $2.4 $2.5 $3.1 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Commercial & Industrial CRE, Owner Occupied CRE, Non-Owner Occupied Construction & Land Residential & Consumer Dollars in billions, unless otherwise indicated Total Loans $23.1 $25.0 $26.0 $27.1 $28.7 Qtr. Change +$2.0 +$1.9 +$1.0 +$1.0 +$1.7 9.9% 8.9% 22.8% 9.9% 48.5% 52.5% 7.2% 19.8% 9.6% 10.9% Highlights 1) Includes Round 1 and Round 2 PPP loans of $1.5 billion as of March 31, 2021. During Q1-21: • PPP1 payoffs of $479 million and • PPP2 originations of $560 million

$9.9 $12.2 $13.0 $13.5 $17.5 $3.5 $3.5 $3.5 $4.4 $3.9 $9.0 $9.8 $10.6 $12.4 $15.3 $2.4 $2.0 $1.7 $1.7 $1.7 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Non-Interest Bearing DDA Interest Bearing DDA Savings and MMDA CDs Five Quarter Deposit Growth and Composition 11 $13.6 Billion Year-Over-Year Growth Quarter-over-quarter deposit growth of $6.5 billion driven by (in millions): Non-Interest-Bearing DDA $4,080 Savings and MMDA 2,863 CDs 23 Offset by decrease in: Interest-Bearing DDA (503) Total $6,463 Year-over-year deposit growth of $13.6 billion driven by (in millions): Non-Interest Bearing DDA $7,656 Savings and MMDA 6,298 Interest-Bearing DDA 315 Offset by decrease in: CDs (706) Total $13,563 Dollars in billions, unless otherwise indicated Total Deposits $24.8 $27.5 $28.8 $31.9 $38.4 Qtr. Change +$2.0 +$2.7 +$1.3 +$3.1 +$6.5 9.6% 36.2% 14.4% 39.8% 45.7% 10.1% 39.8% 4.4% Highlights

$104 $396 $477 $451 $474 0.45% 1.58% 1.83% 1.67% 1.65% Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 $11 $9 $9 $2 $4 $86 $140 $146 $115 $114 $150 $149 $171 $107 $163 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Asset Quality 12 • At quarter end, Total Deferrals were $68.5MM (24bps of Total Loans); nearly all low LTV residential forbearances • Total Classified Assets of $281 million (65bps to Total Assets) increased $57 million in Q1 • Classified Assets rose due to remaining COVID impact to travel, leisure and entertainment sectors • Borrowers remain stable, liquid and supported • Non-Performing Loans + OREO of $118 million (27bps to Total Assets) an increase of $1 million in Q1 • Over last 5+ years, less than 1% of Special Mention loans have migrated to loss Special Mention Loans Dollars in millions Classified Assets Special Mention Loans Asset Quality Ratios OREO Non-Performing Loans1 Classified Accruing Loans $247 $298 $326 $224 SM to Funded Loans 0.85% 0.94% 0.98% 0.61% 0.65% 0.33% 0.47% 0.47% 0.32% 0.27% Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Classified Assets to Total Assets Non-Performing Loans + OREO to Total Assets Q1 2021 Highlights 1) Includes HFS Loans. $281

$0.1 $5.7 $8.8 $5.7 $2.1 ($3.3) ($0.2) ($0.6) ($1.8) ($0.7) $235 $311 $311 $279 $247 $30 $36 $44 $37 $33$3 $7 $6 $7 $9 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Credit Losses and ACL Ratios 13 • Provision expense release of $32.4 million, driven by improved macroeconomic factors and loan growth in lower loss segments • Total Loan ACL2 / Funded Loans decreased 20bps to 0.97% in Q1 as a result of provision expense release • Excluding PPP at 1.03% • Q4-19 at 0.84% (prior to the adoption of CECL) • Net Charge-Offs of $1.4 million, 2bps, compared to $3.9 million, 6bps, in Q4-20 Dollars in millions Allowance for Credit Losses Gross Charge-offs and Recoveries Loan ACL Adequacy Ratios Total Loan ACL2/Non-Performing Loans + Classified Loans Total Loan ACL/Funded Loans Allowance for Loan & Lease Losses Unfunded Loan Commits.1 HTM Securities Gross Charge Offs Recoveries 1.14% 1.39% 1.37% 1.17% 0.97% 112% 120% 112% 142% 101% 0.50% 1.50% 2.50% Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q1 2021 Highlights 1) Included as a component of other liabilities on the balance sheet. 2)Total Loan ACL includes allowance for unfunded commitments. Q1-20 Q2-20 Q3-20 Q4-20 Q1-21

Capital Accumulation 14 Common Equity Tier 1 • CET1 remains strong at 10.3% Tangible Common Equity / Tangible Assets1 • TCE / TA decreased 70bps from the prior quarter to 7.9% Tangible Book Value per Share1 • TBVPS grew $6.29 to $33.02, or 23.5% year- over-year • Tangible book value per share has increased 3x that of peers over the last 5 years Robust Capital Levels Long-Term Growth in TBV per Share1 10.0% 10.2% 10.0% 9.9% 10.3% 11.1% 11.2% 11.4% 11.4% 9.4% 8.9% 8.9% 8.6% 7.9% 8.7% 8.2% 8.3% 8.4% Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 CET1 Peer CET1 TCE/TA1 Peer TCE/TA1 Q1 2021 Highlights 1)Refer to slide 2 for further discussion of Non-GAAP financial measures Note: Peers consist of 61 major exchange traded banks with total assets between $15B and $150B as of December 31, 2020, excluding target banks of pending acquisitions; S&P Global Market Intelligence. 165% 178% 54% 68% 2015 2016 2017 2018 2019 2020 Q1-21 WAL WAL with Dividends Added Back Peer Avg Peer Avg with Dividends Added Back

Management Outlook Balance Sheet Growth Interest Margin Pre-Provision Net Revenue Asset Quality Capital and Liquidity 15

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